Exhibit 99

S&P Global
Operating Results - Reported vs. Performance Revised to Reflect Recast Segment Information
Periods ended September 30, 2016
(dollars in millions, except per share amounts)

(unaudited)	2016

	Q1				Q2
	Reported	Non-GAAP Adjustments	Deal-Related Amortization	Performance	Reported	Non-GAAP Adjustments	Deal-Related Amortization	Performance
Ratings	$262	$(12)	$1	$252	$396	$(29)	$1	$369
Market and Commodities Intelligence	183	27	22	230	186	10	21	216
Indices	101	—	1	102	100	—	1	101
Segment operating profit	546	15	24	584	682	(19)	23	686
Unallocated expense	(34)	—	—	(34)	(31)	(3)	—	(34)
Operating profit	512	15	24	550	651	(22)	23	652
Interest expense, net	40	—	—	40	42	—	—	42
Income before taxes on income	472	15	24	510	609	(22)	23	610
Provision for taxes on income	149	5	8	161	197	(9)	8	196
Net income	323	10	16	349	412	(13)	15	414
Less: NCI net income	(29)	—	—	(29)	(29)	—	—	(29)
Net income attributable to SPGI	$294	$10	$16	$320	$383	$(13)	$15	$385

Diluted EPS	$1.10	$0.04	$0.06	$1.20	$1.44	$(0.05)	$0.06	$1.44

	Q3				Nine Months
	Reported	Non-GAAP Adjustments	Deal-Related Amortization	Performance	Reported	Non-GAAP Adjustments	Deal-Related Amortization	Performance
Ratings	$346	$(17)	$1	$330	$1,004	$(57)	$4	$951
Market and Commodities Intelligence	924	(715)	21	229	1,293	(680)	63	675
Indices	107	—	1	108	308	—	4	312
Segment operating profit	1,377	(732)	23	667	2,605	(737)	71	1,938
Unallocated expense	(29)	—	—	(29)	(93)	(3)	—	(96)
Operating profit	1,348	(732)	23	638	2,512	(740)	71	1,842
Interest expense, net	39	—	—	39	122	—	—	122
Income before taxes on income	1,309	(732)	23	599	2,390	(740)	71	1,720
Provision for taxes on income	386	(206)	8	187	731	(211)	25	544
Net income	923	(526)	15	412	1,659	(529)	46	1,176
Less: NCI net income	(31)	—	—	(31)	(90)	—	—	(90)
Net income attributable to SPGI	$892	$(526)	$15	$381	$1,569	$(529)	$46	$1,086

Diluted EPS	$3.36	$(1.99)	$0.06	$1.43	$5.89	$(1.99)	$0.17	$4.08

Note - Totals presented may not sum due to rounding.

Exhibit 99

S&P Global
Operating Results - Reported vs. Performance Revised to Reflect Recast Segment Information
Periods ended December 31, 2015
(dollars in millions, except per share amounts)

(unaudited)	2015

	Q1				Q2
	Reported	Non-GAAP Adjustments	Deal-Related Amortization	Performance	Reported	Non-GAAP Adjustments	Deal-Related Amortization	Performance
Ratings	$291	$(6)	$1	$286	$361	$(33)	$1	$330
Market and Commodities Intelligence	148	—	9	157	150	13	9	171
Indices	95	—	1	97	96	—	1	97
Segment operating profit	534	(6)	11	540	607	(20)	11	598
Unallocated expense	(33)	—	—	(33)	(25)	(10)	—	(35)
Operating profit	501	(6)	11	507	582	(30)	11	563
Interest expense, net	16	—	—	16	16	—	—	16
Income before taxes on income	485	(6)	11	491	566	(30)	11	547
Provision for taxes on income	156	(2)	4	158	185	(12)	4	177
Net income	329	(4)	7	333	381	(18)	7	370
Less: NCI net income	(26)	—	—	(26)	(28)	—	—	(28)
Net income attributable to SPGI	$303	$(4)	$7	$307	$353	$(18)	$7	$342

Diluted EPS	$1.10	$(0.01)	$0.03	$1.11	$1.28	$(0.07)	$0.03	$1.24

	Q3				Q4
	Reported	Non-GAAP Adjustments	Deal-Related Amortization	Performance	Reported	Non-GAAP Adjustments	Deal-Related Amortization	Performance
Ratings	$194	$86	$1	$281	$232	$20	$2	$254
Market and Commodities Intelligence	146	32	15	192	142	25	24	190
Indices	106	—	1	108	94	—	1	96
Segment operating profit	446	118	17	581	468	45	27	540
Unallocated expense	(36)	—	—	(36)	(44)	9	—	(35)
Operating profit	410	118	17	545	424	54	27	505
Interest expense, net	30	—	—	30	40	—	—	40
Income before taxes on income	380	118	17	515	384	54	27	465
Provision for taxes on income	99	45	6	150	108	18	7	133
Net income	281	73	11	365	276	36	20	332
Less: NCI net income	(29)	—	—	(29)	(28)	—	—	(28)
Net income attributable to SPGI	$252	$73	$11	$336	$248	$36	$20	$304

Diluted EPS	$0.92	$0.27	$0.04	$1.22	$0.91	$0.13	$0.07	$1.12

	Full Year
	Reported	Non-GAAP Adjustments	Deal-Related Amortization	Performance
Ratings	$1,078	$68	$5	$1,151
Market and Commodities Intelligence	585	70	57	712
Indices	392	—	5	397
Segment operating profit	2,055	138	67	2,260
Unallocated expense	(138)	(2)	—	(139)
Operating profit	1,917	136	67	2,121
Interest expense, net	102	—	—	102
Income before taxes on income	1,815	136	67	2,019
Provision for taxes on income	547	48	23	619
Net income	1,268	88	44	1,400
Less: NCI net income	(112)	—	—	(112)
Net income attributable to SPGI	$1,156	$88	$44	$1,288

Diluted EPS	$4.21	$0.32	$0.16	$4.69
Note - Totals presented may not sum due to rounding.